Exhibit 10.2

FIRST AMENDMENT

TO

PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (“Amendment”) is made as of October 15, 2015 by and between The Phillips Edison Group LLC, an Ohio limited liability company (“Buyer”), and TNP SRT PORFOLIO I, LLC, a Delaware limited liability company (“Seller”).

RECITALS:

A.         Seller, as seller, and Buyer, as buyer, are parties to that certain Purchase and Sale Agreement dated September 16, 2015 (“Agreement”) with respect to the Moreno Marketplace, located in Moreno Valley, California, as more particularly described in the Agreement.

B.         Seller and Buyer desire to amend the Agreement as more particularly set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged, the parties agree as follows:

1.          Defined Terms. Capitalized terms used in this Amendment not otherwise defined herein shall have the meanings when used herein ascribed to such terms in the Agreement.

2.          Definitions – Closing Date. Addendum I [Definitions] of the Agreement is hereby amended by deleting Paragraph 17 and substituting the following in lieu thereof:

“17.         Closing Date. October 29, 2015.”

3.          Proration Credit. Buyer shall receive, at Closing, a proration credit in the amount of Thirteen Thousand Eight Hundred Fifty-Two and No/100ths Dollars ($13,852.00), in full satisfaction of the obligations of Seller, as landlord, for free rent, gap rent and/or rent abatement under the Leases with Israel Rodriguez Jr. and Maribel Leal, dba Armandos Mexican Restaurant, and/or Smoke Shop Plus.

4.          Seller Representations and Warranties. Section C of Addendum II to the Agreement [Seller’s Representations and Warranties] is hereby amended by adding the following:

“4.          To the Actual Knowledge of Seller, Seller has not received any written notice that any payment is currently due or owing to the Eastern Municipal Water District under that certain Hold Harmless Agreement for Sewer recorded in the Official Records of Riverside County, California (the “Official Records”) on February 27, 2008, as instrument number 2008-0096087.

“5.          To the Actual Knowledge of Seller, Seller has not received any written notice that any payment is currently due or owing to the Eastern Municipal Water District under that certain Hold Harmless Agreement for Water recorded in the Official Records on March 19, 2008, as instrument number 2008-0134282.

“6.          To the Actual Knowledge of Seller, Seller has not received any written notice from the City of Moreno Valley that any maintenance is required or that any payment is currently due or owing under that certain Stormwater Treatment Device and Control Measure Access and Maintenance Covenant recorded in the Official Records on March 31, 2009, as instrument number 2009-0155674.”

5.          REA Estoppels. The term “REA Estoppels,” as used in the Agreement, shall be deemed to mean: (a) an estoppel certificate from Stater Bros. Markets, a California corporation (“Stater”), regarding that certain Declaration of Protective Covenants, Conditions & Restrictions recorded in the Official Records on October 1, 2008, as document number 2008-0533316 (the “Declaration”); and (b) an estoppel certificate from Continental East Fund VII, LLC, a California limited liability company (“Continental”), regarding that certain Grant of Easement and Easement Agreement recorded in the Official Records on October 22, 2010, as document number 2010-0506835 (the “Easement”). The form of estoppel certificate regarding the Easement has previously been approved by Buyer, and Seller represents that it has sent such form of estoppel to Continental with a request that they sign and return it to Seller. Buyer hereby approves of Exhibit I, attached hereto and incorporated herein, as the form of estoppel certificate regarding the Declaration, which Seller shall send to Stater with a request that Stater execute and return it to Seller, promptly following the effective date of this Amendment.

6.          Conditions to Closing – Buyer Closing Conditions. Section 5(a) of the Agreement is hereby amended by adding the following subsection (v):

“(v) Releases of Notices of Code Violations. On or before the Closing Date, originals of those certain Releases of Notice of Code Violations attached hereto as Exhibit J and incorporated by reference herein shall have been recorded in the Official Records.”

7.          Owner’s Affidavit. The form of owner’s title affidavit that Seller shall execute and deliver to the Title Company, pursuant to Section 4(k) of the Agreement, set forth in Exhibit H to the Agreement, is hereby amended by adding the following section 8:

“8.          The undersigned is not a wholesaler or retailer of perishable agricultural commodities, produce, poultry, poultry products, livestock or meat products, and has no direct or indirect relationship (other than the relationship of landlord to tenant) to the following tenants currently occupying portions of the property: Stater Bros. Markets; Subway Real Estate Corp.; Little Bambino’s Pizza, Inc.; Shady Ballout, dba The Cupcake & Espresso Bar; Jack in the Box, Inc.; or Israel Rodriguez Jr. and Maribel Leal, dba Armandos Mexican Restaurant.”

8.          Exhibits. The Agreement is hereby amended by adding Exhibit I and Exhibit J annexed hereto.

9.          Approval Notice. Upon the full execution and delivery hereof, Buyer shall be deemed to have timely notified Seller of its Approval Notice pursuant to Section 4(m) of the Agreement and its election to proceed to Closing subject to satisfaction or waiver of the remaining Conditions.

10.        Ratification. As amended hereby, the Agreement is hereby restated and republished in its entirety and shall be deemed be to be in full force and effect.

11.        Counterparts. This Amendment may be executed in any number of counterpart originals, each of which, when taken together, shall be deemed one and the same instrument. Executed copies of this Amendment may be delivered between the parties via electronic mail.

[Signatures on following pages]

3

IN WITNESS WHEREOF, Buyer has executed this First Amendment as of the date set forth above.

BUYER:

THE PHILLIPS EDISON GROUP LLC,
an Ohio limited liability company

By:	PHILLIPS EDISON LIMITED PARTNERSHIP,
a Delaware limited partnership,
Managing Member

By:	PHILLIPS EDISON & COMPANY, INC.,
a Maryland corporation,
General Partner

By:	/s/ Robert F. Myers
Name:	Robert F. Myers
Its:	Chief Operating Officer

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IN WITNESS WHEREOF, Seller has executed this First Amendment as of the date set forth above.

SELLER:

TNP SRT PORTFOLIO I, LLC,
a Delaware limited liability company

By:	/s/ Andrew Batinovich
Name:	Andrew Batinovich
Title:	President

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EXHIBIT I

FORM OF ESTOPPEL CERTIFICATE REGARDING CC&R’S

[attached]

ESTOPPEL CERTIFICATE

(Declaration of CC&R’s)

To:	The Phillips Edison Group LLC

11501 Northlake Drive

Cincinnati, OH 45249

Attention: Hal Scudder and Stephen Bien

From:	Stater Bros. Markets

Attn: Vice President - Real Estate (#185)

301 South Tippecanoe Avenue

San Bernardino, California 92408

Facsimile (909) 433-3823

Dated:

Re: Declaration of Protective Covenants, Conditions & Restrictions, dated September 9, 2008, by and between Moreno Marketplace, LLC, a California limited liability company (“MM”), and Stater Bros. Markets a California corporation (“Stater Bros.”), recorded in the Official Records of the County of Riverside, California, on October 1, 2008, as document number 2008-0533316 (the “Declaration”)

Ladies and Gentlemen:

The above addressee (“Buyer”) has entered into an agreement with TNP SRT PORTFOLIO I, LLC, a Delaware limited liability company (as successor-in-interest to MM) (“Marketplace Parcel Owner”) to acquire certain real property situated in Moreno Valley, California, identified in the Declaration as the “Shopping Center” (the “Property”). All capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Declaration.

Stater Bros. is “Stater” as that term is defined in the Declaration. Stater Bros. acknowledges the right of Buyer to rely upon the statements and representations of the undersigned contained in this estoppel certificate, and further acknowledges that Buyer will be acquiring the Property in material reliance on this estoppel certificate. Given the foregoing, the undersigned hereby certifies and represents to Buyer (and its lender, successors and assigns), and the Marketplace Parcel Owner (and its predecessors, successors and assigns) with respect to the above-described Declaration, as follows:

1.	To the knowledge of Stater Bros., no default on the part of the Marketplace Parcel Owner exists under the Declaration in the performance of the terms, covenants and conditions of the Declaration required to be performed on the part of the Marketplace Parcel Owner, and no default on the part of Stater Bros. exists under the Declaration in the performance of the terms, covenants and conditions of the Declaration required to be performed on the part of Stater Bros.;

Estoppel Certificate

2.	To the knowledge of Stater Bros., the Declaration has not been modified or amended in any way;

3.	To the knowledge of Stater Bros., as of the date hereof, the Declaration, a copy of which is attached hereto as Exhibit A, is in full force and effect; and

4.	The undersigned is authorized to execute this estoppel certificate on behalf of Stater Bros.

Very truly yours,

STATER BROS.:

STATER BROS. MARKETS,
a California corporation

By:
Name:
Its:

Estoppel Certificate

EXHIBIT J

RELEASES OF NOTICES OF CODE VIOLATIONS

[attached]

Recording Requested by:

CITY OF MORENO VALLEY
COMMUNITY DEVELOPMENT
DEPARTMENT

and when recorded mail to:

BUILDING & SAFETY DIVISION
P O BOX 88005
MORENO VALLEY CA 92552-0805

COMMUNITY DEVELOPMENT DEPARTMENT

OF THE CITY OF MORENO VALLEY, STATE OF CALIFORNIA

In the matter of the public	No. B1400646
nuisance on property of

TNP SRT PORTFOLIO 1

1900 MAIN ST #700

IRVINE, CA 92614-7328

RELEASE OF
NOTICE OF CODE VIOLATION
AND DOES I through X, owners:	NON-COMPLIANCE

Notice is hereby given that the condition(s) located at 14475 MORENO BEACH DR #700, MORENO VALLEY, CA APN: 486-250-024 no longer being in a state of violation of any law, and no longer existing as a public nuisance; and there being no monies owing and due to said City for abatement expenses, or there being no cause for a tax and special assessment lien on the real property because of proceedings giving rise to the execution and recording of the above mentioned notice; now therefore

The above-mentioned NOTICE OF CODE VIOLATION NON-COMPLIANCE recorded on 04/23/2014 as Document No. 2014-0147271 County of Riverside is hereby released and said document shall be of no further force or effect.

COMMUNITY DEVELOPMENT DEPARTMENT

DATED: October 8, 2015	/s/ Allen D. Brock
ALLEN D. BROCK, CBO
COMMUNITY DEVELOPMENT DIRECTOR
City of Moreno Valley
14177 Frederick Street, Moreno Valley, CA 92553

RELEASE OF NOTICE OF CODE VIOLATION NON-COMPLIANCE

ACKNOWLEGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California

County of Riverside s.s.

On October 8, 2015, before me, Susan M. Cairns, Notary Public, personally appeared Allen D. Brock, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.	/s/ Susan M. Cairns
Susan M. Cairns, Notary Public

Recording Requested by:

CITY OF MORENO VALLEY
COMMUNITY DEVELOPMENT
DEPARTMENT

and when recorded mail to:

BUILDING & SAFETY DIVISION
P O BOX 88005
MORENO VALLEY CA 92552-0805

COMMUNITY DEVELOPMENT DEPARTMENT

OF THE CITY OF MORENO VALLEY, STATE OF CALIFORNIA

In the matter of the public	No. B1000417
nuisance on property of

TNP SRT MORENO MARKETPLACE

3131 S VAUGHN WAY #301

AURORA CO 80014-3509

RELEASE OF
NOTICE OF CODE VIOLATION
AND DONES I through X, owners:	NON-COMPLIANCE

Notice is hereby given that the condition(s) located at 14425 MORENO BEACH DR, MORENO VALLEY, CA APN: 486-250-024 no longer being in a state of violation of any law, and no longer existing as a public nuisance; and there being no monies owing and due to said City for abatement expenses, or there being no cause for a tax and special assessment lien on the real property because of proceedings giving rise to the execution and recording of the above mentioned notice; now therefore

The above-mentioned NOTICE OF CODE VIOLATION NON-COMPLIANCE recorded on 05/05/2011 as Document No. 2011-0199745 County of Riverside is hereby released and said document shall be of no further force or effect.

COMMUNITY DEVELOPMENT DEPARTMENT

DATED: October 8, 2015	/s/ Allen D. Brock
ALLEN D. BROCK, CBO
COMMUNITY DEVELOPMENT DIRECTOR
City of Moreno Valley
14177 Frederick Street, Moreno Valley, CA 92553

RELEASE OF NOTICE OF CODE VIOLATION NON-COMPLIANCE

ACKNOWLEGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California

County of Riverside s.s.

On October 8, 2015, before me, Susan M. Cairns, Notary Public, personally appeared Allen D. Brock, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.	/s/ Susan M. Cairns
Susan M. Cairns, Notary Public